UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 7, 2021

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place
Austin, MN  55912
(Address of Principal Executive Office)

(507) 437-5611
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

EXPLANATORY NOTE

This Amendment No. 1 to Hormel Foods Corporation's (the "Company's") Current Report on Form 8-K amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 7, 2021 to file the information required by Items 9.01(a) and (b) of Form 8-K related to the completion of the previously announced acquisition of the Planters® snack nuts portfolio ("Planters") from The Kraft Heinz Company. Except as stated above, no other information contained in the initial Form 8-K has been amended.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The audited carve-out financial statements of Planters (referred to as "The Nuts Business" therein) as of and for the year ended December 26, 2020 and the unaudited financial statements as of and for the three months ended March 27, 2021 are included in Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

(b)    Pro Forma Financial Information

The Company's pro forma condensed consolidated financial information giving effect to the acquisition of Planters are included in Exhibit 99.3 and incorporated herein by reference:
i.Pro Forma Balance Sheet as of April 25, 2021
ii.Pro Forma Statement of Operations for the six months ended April 25, 2021
iii.Pro Forma Statement of Operations for the fiscal year ended October 25, 2020

(d)    Exhibits

23	Consent of PricewaterhouseCoopers LLP
99.1	Audited Annual Combined Financial Statements of The Nuts Business, Fiscal Year Ended December 26, 2020
99.2	Unaudited Combined Financial Statements of the Nuts Business, Three Months Ended March 27, 2021
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: August 23, 2021	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Executive Vice President and
Chief Financial Officer

Dated: August 23, 2021	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller

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